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                                                                   EXHIBIT 10.14

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Saving Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of January 30, 1998, as amended (the "Credit Agreement"), between the undersigned, Midwest Banc Holdings, Inc., a Delaware corporation (the "Company") and Harris Trust and Savings Bank. All capitalized terms used herein within definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company has requested that the Bank extend the Termination Date to January 30, 2004, and the Bank is willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENT.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. The definition of "Termination Date" appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               "Termination Date" means January 30, 2004, or such later date to which the Termination Date is extended pursuant to Section 1.3 hereof, or such earlier date on which the Commitment is terminated in whole pursuant to Section 3.4, 3.5, 9.2 or 9.3 hereof.

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Company and the Bank shall have executed and delivered this Amendment.

          2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

          2.3. The Company shall have paid to the Bank an amendment fee of $25,000.

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SECTION 3.  REPRESENTATIONS.

     In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents to the Bank that the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent consolidated financial statements of the Company delivered to the Bank) and the Company is in compliance with the terms and conditions of the Credit Agreement and no Default or event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.  MISCELLANEOUS.

     4.1 The Company has heretofore executed and delivered to the Bank certain Collateral Documents and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Bank thereunder, the obligations of the Company thereunder and the liens and security interest created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     4.2 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     This Fourth Amendment to Credit Agreement is dated as of January 11, 2002.

                                        MIDWEST BANC HOLDINGS, INC.

                                        By: /s/ Daniel R. Kadolph
                                           -------------------------------
                                        Its: Senior Vice President and Chief
                                             Financial Officer
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Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                                  HARRIS TRUST AND SAVINGS BANK



                                                  By  /s/ Michael S. Cameli
                                                    ----------------------------
                                                  Its Vice President